Exhibit 10.11(a)
SG021306.A.001
Amendment
SG021306.A.001
Between
Synchronoss Technologies, Inc.
And
AT&T Services, Inc.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
AMENDMENT NO. 1
AGREEMENT NO. SG021306
This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. SG021306, is by and between Synchronoss Technologies, Inc., a Delaware corporation (“Synchronoss”, “Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”
WITNESSETH
WHEREAS, Supplier and AT&T entered into Agreement No. SG021306 with an Effective Date of September 1, 2005 (the “Agreement”); and
WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:
The terms and conditions of Agreement No. SG021306 in all other respects remain unmodified and in full force and effect.
1. ASSIGNMENT OF THE AGREEMENT
Cingular Wireless LLC hereby grants and assigns the Agreement to AT&T Services, Inc (Assignee). Assignee hereby accepts the foregoing assignment and agrees to be bound by and subject to all terms and conditions contained in the Agreement to the same extent as if it had been an original signatory thereto. For the avoidance of doubt, any reference to Cingular in the Agreement shall refer to AT&T Services, Inc. Supplier hereby consents to the foregoing assignment.
This Assignment merely assigns the Agreement to Assignee in order to create, and hereby does create, a new Agreement between Supplier and Assignee. This Assignment does not affect any rights or obligations of AT&T or Supplier under any existing order, which shall continue to be governed by the terms of the Agreement.
2. Delete Section 3.20, Limitation of Liability in its entirety and replace with new Section 3.20 Limitation of Liability as follows;
Limitation of Liability
Except with respect to claims based on the confidentiality obligations set forth in this Agreement, in no event is either Party liable to the other Party for any consequential, incidental, special or punitive
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
damages or for loss of revenue or profit in connection with the performance or failure to perform this Agreement, regardless of whether such Liability arises from breach of contract, tort or any theory of liability. *** in no event shall either party’s direct damages hereunder exceed ***.
3. Delete Section 4.1 Access in its entirety and replace with the following new clause 4.1 Access;
Access
a.	When appropriate, Supplier shall have reasonable access to AT&T’s premises during normal business hours, and at such other times as may be agreed upon by the Parties to enable Supplier to perform its obligations under this Agreement. Supplier shall coordinate such access with AT&T’s designated representative prior to visiting such premises. Supplier will ensure that only persons employed by Supplier or subcontracted by Supplier will be allowed to enter AT&T’s premises. If AT&T requests Supplier or its subcontractor to discontinue furnishing any person provided by Supplier or its subcontractor from performing Work on AT&T’s premises, Supplier shall immediately comply with such request. Such person shall leave AT&T’s premises immediately and Supplier shall not furnish such person again to perform Work on AT&T’s premises without AT&T’s written consent. The Parties agree that, where required by governmental regulations, Supplier will submit satisfactory clearance from the U.S. Department of Defense and/or other federal, state or local authorities.

b.	AT&T may require Supplier or its representatives, including employees and subcontractors, to exhibit identification credentials, which AT&T may issue to gain access to AT&T’s premises for the performance of Services. If, for any reason, any Supplier representative is no longer performing such Services, Supplier shall immediately inform AT&T. Notification shall be followed by the prompt delivery to AT&T of the identification credentials, if issued by AT&T, or a written statement of the reasons why the identification credentials cannot be returned. Supplier agrees to comply with AT&T’s corporate policy requiring Supplier or its representatives, including employees and subcontractors, to exhibit their company photo identification in addition to the AT&T issued photo identification when on AT&T’s premises.

c.	Supplier shall ensure that its representatives, including employees and subcontractors, while on or off AT&T’s premises, will perform Work which (i) conform to the Specifications, (ii) protect AT&T’s Material, buildings and structures, (iii) does not interfere with AT&T’s business operations, and (iv) perform such Services with care and due regard for the safety, convenience and protection of AT&T, its employees, and property and in full conformance with the policies specified in the AT&T Code of Business Conduct, which prohibits the possession of a weapon or an implement which can be used as a weapon (a copy of the AT&T Code of Business Conduct is available upon request).
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
d.	Supplier shall ensure that all persons furnished by Supplier work harmoniously with all others when on AT&T’s premises.
4. Delete Section 4.5 Cingular Corporate Information Security Policy, Compliance by Business Partners, Vendors, Contractors in its entirety and replace with the following new Section 4.5 AT&T Supplier Information Security Requirements (SISR);
AT&T Supplier Information Security Requirements (SISR)
Supplier shall comply with the requirements of Appendix “O” entitled “AT&T Supplier Information Security Requirements (SISR).” In addition, STI shall not use a third party outside the United States to perform data center operations and/or software development without AT&T’s prior written approval.
5. Delete Section 4.2 Background Check and replace with the following new Section 4.2 Background Checks;
Background Checks
a.	Supplier, with respect to the following requirements in this Section (collectively, “Background Checks”) and subject to any laws, rules or regulations which may limit any Supplier action otherwise required by this section, (1) shall make all reasonable efforts, including checking the background, verifying the personal information and conducting a Drug Screen (only to those individuals who will have physical access to AT&T’s or its customer’s premises) to determine and verify all information necessary to represent and warrant to AT&T that no Supplier employee, contractor or subcontractor and no employee or agent of any Supplier contractor or subcontractor (“Supplier Person”) who Supplier proposes to perform any Service that permits physical, virtual or other access to AT&T ‘s or its customer’s premises, systems, networks, or Information (“Access”) at any time during the Term, (a) has presented a positive Drug Screen to those individuals who will have physical access to AT&T’s or its customer’s premises, (b) has been convicted of (i) any felony, (ii) any misdemeanor involving violence, sexually related criminal conduct, theft or computer crimes, fraud or financial crimes, or crimes involving unlawful possession or use of a dangerous weapon, or (c) is identified on any government registry as a sex offender; and (2) Supplier shall not permit any such Person presenting a positive Drug Screen, so convicted, or so identified to perform any Service that permits such Access during the Term.

b.	Supplier represents and warrants to AT&T that no Supplier Person has (i) falsified any of his or her Identification Credentials, or (ii) failed to disclose any material information in the hiring process relevant to the performance of any Service. Supplier shall not permit any Supplier Person who has falsified such Identification Credentials or failed to disclose such information to perform any Service that permits Access.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
c.	The following definitions apply:
1.	“Identification Credentials” includes, with respect to each Supplier Person, his or her Social Security number, driver’s license, educational credentials, employment history, home address, and citizenship indicia.

2.	“Drug Screen” means the testing for the use of illicit drugs (including opiates, cocaine, cannabinoids, amphetamines, and phencyclidine (PCP)) of any Supplier Person who (i) has unsupervised (or badged) physical access to AT&T’s or its customer’s premises, or (ii) has regular or recurring supervised physical access to AT&T’s or its customer’s premises for more than thirty (30) days in the aggregate annually.
d.	The failure of Supplier to comply with the requirements of this Section, and/or if any Person who fails such Background Check or who has falsified Identification Credentials does perform any Service that permits such Access, shall each be considered a material breach of this Agreement; provided, however, such breach shall not entitle AT&T to terminate this Agreement unless Supplier does not take action to remedy such failure within *** of written notice to Supplier of such failure. Notwithstanding any of the foregoing, exceptions for individual Supplier Persons may be granted by AT&T on a case-by-case basis.
6. Added new clause, Customer — Information as follows;
Customer — Information
a.	For the purposes of this Section, “Customer Information” includes, but is not limited to, customer name, address, e-mail address, and/or phone number (listed or unlisted); personal information concerning a customer, including birth date, social security number, drivers license, credit card information, bank account, account number or personal identification numbers; information concerning a customer’s calling patterns, call details, records of incoming or outgoing calls, or minutes of use or other use of AT&T’s services; information related to payments, credit status, and transactions with AT&T; demographic information; or aggregate customer data — including aggregate data with individual identifying information deleted; and customer proprietary network information (“CPNI”) (as that term is defined in Section 222 of the Communications Act of 1934, 47 U.S.C.222, as amended (“Section 222”), which includes information available to AT&T by virtue of AT&T’s relationship with its customers as a provider of telecommunications service and may include: the quantity, technical configuration, location, type, destination, amount of use of telecommunications service subscribed to, and information contained on the telephone bills of AT&T’s customers pertaining to telephone exchange service or telephone toll service received by a customer of AT&T. Except as provided herein, as between Supplier and AT&T, title to all Customer Information shall be in AT&T. Except as otherwise provided herein, no license or rights to any Customer Information are granted to Supplier hereunder.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
b.	Supplier acknowledges that Customer Information received may be subject to certain privacy laws and regulations and requirements, including requirements of AT&T. Supplier shall consider Customer Information to be private, sensitive and confidential. Accordingly, with respect to Customer Information, Supplier shall comply with all applicable privacy laws and regulations and requirements, including, but not limited to, the CPNI restrictions contained in Section 222. Accordingly, Supplier shall:
a.	not use any CPNI to market or otherwise sell products to AT&T’s customers, except to the extent necessary for the performance of Services for AT&T or as otherwise approved or authorized by AT&T in this Agreement or in writing;

b.	make no disclosure of Customer Information to any party other than AT&T, except to the extent necessary for the performance of Services for AT&T or except such disclosure required under force of law; provided that Supplier shall provide AT&T with notice immediately upon receipt of any legal request or demand by a judicial, regulatory or other authority or third party to disclose or produce Customer Information; Supplier shall furnish only that portion of the Customer Information that is legally required to furnish and shall provide reasonable cooperation to AT&T (at AT&T’s cost) should AT&T exercise efforts to obtain a protective order or other confidential treatment with respect to such Customer Information;

c.	not incorporate any Customer Information into any database other than in a database maintained exclusively for the storage of AT&T’s Customer Information;

d.	not incorporate any data from any of Supplier’s other customers, including Affiliates of AT&T, into AT&T’s customer database;

e.	make no use whatsoever of any Customer Information for any purpose except to comply with the terms of this Agreement;

f.	make no sale, license or lease of Customer Information to any other party;

g.	restrict access to Customer Information to only those employees of Supplier that require access in order to perform Services under this Agreement;

h.	prohibit and restrict access or use of Customer Information by any of Supplier’s other customers, Supplier’s Affiliates, or third parties except as may be agreed otherwise by AT&T;

i.	promptly return all Customer Information to AT&T upon expiration, Termination or Cancellation of this Agreement or applicable schedule or Order, unless expressly agreed or instructed otherwise by AT&T; and

j.	immediately notify AT&T upon Supplier’s awareness of (i) any breach of the above-referenced provisions, (ii) any disclosure (inadvertent or otherwise) of Customer Information to any third party not expressly permitted herein to receive or have access to such Customer Information, or (iii) a breach of, or other security incident involving, Supplier’s systems or network that could cause or permit access to Customer
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
Information inconsistent with the above-referenced provisions, and such notice shall include the details of the breach, disclosure or security incident. Supplier shall fully cooperate with AT&T in determining, as may be necessary or appropriate, actions that need to be taken including, but not limited to, the full scope of the breach, disclosure or security incident, corrective steps to be taken by Supplier, the nature and content of any customer notifications, law enforcement involvement, or news/press/media contact etc., and Supplier shall not communicate directly with any AT&T customer relating to such breach without AT&T’s consent, which such consent shall not be unreasonably withheld.
7. Add new clause, Quality Assurance as follows;
Quality Assurance:
a.	In addition to its obligations under the Section entitled “Warranty,” Supplier represents and warrants that:
1.	all processes utilized to produce Material and provide Services are controlled and adequate to Deliver consistent with Specifications and this Agreement;

2.	Supplier has evaluated the process controls of its subcontractors and vendors and has determined that they are adequate to Deliver Materials and Services consistent with Specifications and this Agreement; and

3.	all Material and Services are subjected to the above-mentioned process controls.
For information purposes only, excellent Quality Management System guidance can be found in TL 9000 and ISO 9001:2000. Copies of ISO 9001:2000 may be ordered through the American Society for Quality at 800.248.1946. Copies of TL 9000 Handbooks may be ordered through the QuEST Forum web site at www.tl9000.org. Select the Handbook’ link from the TL 9000 home page, which will direct you to the TL 9000 Handbooks purchase page.
b.	Throughout the term of this Agreement, Supplier shall periodically evaluate process controls to verify whether each is still adequate to Deliver Material and Services consistent with Specifications and this Agreement. AT&T reserves the right to request a review of such process controls throughout the term of this Agreement.

c.	If Supplier or AT&T, at any time during the term of this Agreement, determines that the process controls are insufficient to meet the obligations herein, then at no additional charge to AT&T, Supplier shall
1. provide to AT&T a quality plan to remedy such insufficient Quality Process. Such quality plan shall include the following information, in detail:
i.	a schedule for achieving an adequate Quality Process; and
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
ii.	the actions that will achieve and remedy such insufficiencies.
d.	If requested by AT&T Supplier shall:
1. provide performance measurements periodically that demonstrate compliance with the Specifications and this Agreement.
2. The Parties shall mutually agree upon appropriate performance measurements.
3. Should remedy efforts described above fail to address insufficiencies within ***, whichever is earlier, or within a time period as mutually agreed, Supplier shall engage a third party consultant to perform quality control or quality assurance activities. Supplier shall provide AT&T or AT&T’s agent with notice of such engagement, including the name of the third party consultant, and shall provide AT&T or AT&T’s agent with cooperative assistance to such consultant.
e.	Nothing contained in this Clause, “Quality Assurance,” will diminish Supplier’s obligation to Deliver Material and perform Services in conformance to Supplier’s obligations in this Agreement.
8. Add new clause, Third Party Administrative Services as follows;
Third Party Administrative Services
Supplier acknowledges that a third party administrator will perform certain administrative functions for AT&T in relation to this Agreement. Such administrative functions may include:
a.	Collecting and verifying certificates of insurance;

b.	Providing financial analysis;

c.	Verifying certifications under the Section entitled “Utilization of Minority, Women, and Disabled Veteran Owned Business Enterprises”; and

d.	Collecting and verifying Supplier profile information.
Supplier shall cooperate with such third party administrator in its performance of such administrative functions and shall provide such data as from time to time the third party administrator may reasonably request. Further, notwithstanding any other provision of this Agreement, Supplier agrees that AT&T may provide confidential Information regarding Supplier to such third party administrator to the extent required for such third party administrator to perform such functions. Supplier agrees to pay the third party administrator an annual fee for the performance of these administrative functions, which annual fee shall not exceed *** and a one time set-up fee of ***.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
9. Add new clause, Electronic Data Interchange (EDI) as follows;
Electronic Data Interchange (EDI)
a.	At the request of AT&T, the Parties shall exchange Orders, payments, acknowledgements, invoices, remittance notices, and other records (“Data”) electronically, in place of tangible documents. In such case, the parties will mutually agree how they shall exchange Data whether by direct electronic or computer systems communication between AT&T and Supplier, or indirectly through third party service providers with which either Party may contract or a single AT&T-designated third party service provider with which each Party shall contract independently (“Provider”), to translate, forward and/or store such Data. If the Parties exchange Data directly, they agree to exchange it in accordance with the Telecommunications Industry Forum EDI Guidelines for use of American National Standards Institute (ANSI) Accredited Standards Committee X12 transaction sets or a mutually agreeable proprietary format or another standard such as Extensible Markup Language (XML).

b.	The following additional conditions apply to any such exchanges:
1.	Garbled Transmissions: If any Data is received in an unintelligible, electronically unreadable, or garbled form, the receiving Party shall promptly notify the originating Party (if identifiable from the received Data) in a reasonable manner. In the absence of such notice, the originating Party’s record of the contents of such Data shall control.

2.	Signatures: If EDI is used, each Party will incorporate into each EDI transmission an electronic identification consisting of symbol(s) or code(s) (“Signature”). Each Party agrees that any predetermined Signature of such Party included in or affixed to any EDI transmission shall be sufficient to verify such Party originated, “signed” and “executed” such transmission. No Party shall disclose to any unauthorized person the Signatures of the Parties hereto.

3.	Statute of Frauds: The Parties expressly agree that all Data transmitted pursuant to this Section shall be deemed to be a “writing” or “in writing” for purposes of Section 2-201 of the Uniform Commercial Code (“UCC”) or any other applicable law requiring that certain agreements be in writing and signed by the party to be bound thereby. Any such Data containing or having affixed to it a Signature shall be deemed for all purposes: (i) to have been “signed” and “executed”; and (ii) to constitute an “original” when printed from electronic files or records established and maintained in the normal course of business.

4.	Method of Exchange: Each Party shall be responsible for its own cost(s) to provide and maintain the equipment, software and services necessary to effectively and reliably transmit and receive Data, and the associated charge(s) of any Provider with which it contracts. Supplier shall be solely responsible for the cost of storing its information or Data on a Provider’s computer network, which may be retrieved by AT&T at no additional charge to AT&T by Supplier. Either Party may change a Provider upon thirty (30) days’ prior written notice to the other Party, except that if a single Provider for both Parties has been designated
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
by AT&T, then AT&T may change the Provider upon thirty (30) days’ prior written notice to Supplier.

5.	Warranty of Data Integrity: Supplier represents and warrants that any of Data and/or information created by Supplier which is either transmitted to AT&T by Supplier or stored by Supplier on a Provider’s network for access by AT&T a) do not contain any Harmful Code (“Harmful Code” means computer viruses, worms, trap doors, time bombs, undocumented passwords, disabling code (which renders Material unusable until a patch or new password is provided), or any similar mechanism or device. Notwithstanding the above, enabling keys which are provided by Supplier to ensure conformance to product licensing restrictions shall be permitted, however, these enabling keys may not interfere with the proper use of the Material at any time after initial installation.) or vulnerability, and b) do not infringe or violate any third party’s copyright, patent, trademark, trade secret or other proprietary rights or rights of publicity or privacy; provided, however, AT&T uses such Data and/or information for its internal use and does not distribute such Data and/or information. Supplier further represents and warrants that all product and pricing information provided in its catalogues either stored on a Provider’s network or transmitted to AT&T by Supplier is current, accurate and complete. In the event more favorable prices or terms appear in Data transmitted to AT&T by Supplier than appear in Supplier’s current catalogue and such price or terms is for the identical product or service, AT&T will be entitled to the more favorable prices or terms contained in the Data.
10. Add new clause, Entry on AT&T Property as follows;
Entry on AT&T Property
a.	If the performance of the Services provided hereunder requires Supplier’s entry upon property owned or controlled by AT&T, Supplier is hereby notified that AT&T-owned buildings constructed prior to 1981 may contain asbestos containing materials (“ACM”) and/or presumed asbestos containing materials (“PACM”) and may also contain both natural and artificial conditions and activities involving risk of harm. AT&T has not inspected such property for the purposes of this Agreement and has not taken any efforts to discover or make safe dangerous conditions or activities for the purpose of Supplier’s performance of Services.

b.	Supplier shall be responsible for inspecting the Services site for unsafe conditions and taking the necessary safety precautions for protection of Supplier, its employees, and agents and ensuring a safe place for performance of the Services. As a material condition of this Agreement, Supplier, for itself and its employees and agents, assumes all risk of dangers associated with access to the property by its employees, including any potential asbestos exposure, and responsibility for OSHA notice requirements including:
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
1.	contacting the appropriate AT&T Project manager responsible for the property to determine the presence, location and quantity of ACM/PACM that Supplier’s employees may reasonably be expected to work in or be adjacent to;

2.	informing Supplier’s employees of the presence, location and quantity of ACM/PACM present in the property that Supplier’s employees may reasonably be expected to work in or be adjacent to and the precautions to be taken to ensure that airborne ACM/PACM is confined to the identified ACM/PACM area; and

3.	informing the appropriate AT&T Project manager and other employers of employees at the property, of the presence, location and quantity of any newly discovered ACM/PACM identified by Supplier promptly and shall use commercial reasonable efforts to inform such manager within twenty-four (24) hours of discovery.
c.	Supplier hereby releases AT&T from any and all claims or causes of action in connection with the responsibilities hereby assumed by Supplier, and agrees to indemnify, hold harmless and defend, AT&T, its Affiliates and their agents and employees against any Loss arising from any claim by Supplier or its employees therefrom in accordance with the Section entitled “Indemnity.”
11. Add new clause, Reimbursable Expenses as follows;
Reimbursable Expenses
AT&T is not responsible for any travel, meal or other business related expense incurred by Supplier whether or not incurred in its performance of its obligations under this Agreement, unless reimbursement of expenses is expressly authorized in this Agreement or an Order pursuant to this Agreement. If reimbursement of expenses is so authorized, in order to be reimbursable, each and every such expense must comply with the requirements of AT&T’s Vendor Expense Policy attached hereto and incorporated herein as Appendix Z. Supplier must provide in a timely manner receipts and other documentation as required by the Vendor Expense Policy and such additional documentation or information requested by AT&T to substantiate expenses submitted by Supplier for reimbursement.
12. Add new Section, Confidentiality & Invention Agreement as follows;
Confidentiality & Invention Agreement
Supplier shall ensure that all individuals who provide Services under this Agreement sign the attached Confidentiality and Invention Agreement, Appendix I, and shall deliver an executed copy to AT&T no later than the commencement of performance of such Services.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
13. Add new Section, *** as follows;
***
a. ***
b. ***
c. ***
14. Add a new Section, Change Control as follows:
     Change Control
The Parties agree that all changes to this Agreement and to an Order/SOW must be in writing and signed by the Party against whom enforcement is sought. Any change to an Order/SOW shall take the form of a Change Order. The Parties agree to follow a process substantially similar to that specified in Appendix M.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
15. To delete Section 3.30 Term of Agreement in its entirety and replace with a new Section 3.30 Term of Agreement as follows:
     3.30 Term of Agreement
a.	This Agreement will continue in effect for a term from the Effective Date until December 31, 2013, unless it is Cancelled or Terminated before that date. The Parties may extend the term of this Agreement beyond that date by mutual written agreement.

b.	Any Order in effect on the date when this Agreement expires or is Terminated or Cancelled will continue in effect until such Order either (i) expires by its own terms of (ii) is separately Terminated or Cancelled, prior to its own expiration, as provided in this Agreement. The terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement were still in effect.
IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. SG021306 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original but all of which together will constitute only one instrument, as of the date the last Party signs.

Synchronoss Technologies, Inc.	AT&T Services, Inc.

By:	By:

Printed Name:	Printed Name: Oliver Turman

Title:	Title: Director, Contract/Sourcing Operations

Date:	Date:
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
Appendix I — Confidentiality and Invention Agreement
CONFIDENTIALITY AND INVENTION AGREEMENT
This Agreement (“Agreement”) dated                          is made by the individual named below (“I” or “me”), who is engaged to perform work at ___[Insert name of AT&T company that worker will be doing work for.]                             (“AT&T Company”), as a worker of                              (“Supplier”) under the terms and conditions of the agreement named below, between Supplier and      AT&T              .
I.	Background

I have been engaged by Supplier to provide services to AT&T Company. I may be hired by Supplier as a full or part-time employee, a temporary worker, or as an independent contractor

II.	Information. I agree and understand that the term “Information” means any technical, customer or business information in written, graphical, oral or other tangible or intangible forms, including but not limited to, specifications, records, data, computer programs, tax returns, tax workpapers, drawings, models and secrets which AT&T Company may have in its possession or be legally obligated to keep confidential. I understand that during the course of my work at AT&T Company, I may have access to Information that belongs to AT&T Company, its customers or other parties, or may be subject to privacy laws and laws regarding secrecy of communications, and that unauthorized disclosure of such Information may be harmful or prejudicial to the interests of AT&T Company. I agree not to disclose, copy, publish, or any way use, directly or indirectly, such Information for my purposes or the purposes of others, unless such disclosure or use is expressly authorized in writing by AT&T Company. I agree to keep such Information in a secure environment to prevent the inadvertent disclosure of such Information to others. I acknowledge and agree that all such Information remains the exclusive property of AT&T Company and I agree not to remove such Information from AT&T Company’s possession or premises by physical removal or electronic transmission unless I have written authorization from AT&T Company to do so.

III.	Innovations

1.	I understand that during and incident to my work at AT&T Company, I may create inventions, discoveries, improvements, computer or other apparatus programs, and related documentation and other works of authorship (“Innovations”), whether or not patentable, copyrightable, or subject to other forms of legal protection. To the extent that AT&T Company owns such Innovations under its agreement(s) with Supplier, I assign to AT&T Company all of my rights, title and interest (including rights in copyright) in and to all Innovations I make, create or develop, either solely or jointly with others, during my work at AT&T Company. I agree that the above assignment is binding upon my estate, administrators, or other legal representatives or assigns.

2.	I agree to promptly notify AT&T Company of all such Innovations. Whenever requested by AT&T Company, I shall promptly execute, without additional compensation, any and all instruments which AT&T Company may deem reasonably necessary to assign and convey to AT&T Company all of my rights, title and interest in and to all such Innovations to the extent that AT&T Company owns such Innovations under its agreement(s) with Supplier. In addition, I agree to assist AT&T Company in preparing copyright or patent applications and to execute such applications and all documents reasonably required to obtain copyrights or patents for such Innovation, all at AT&T Company’s expense including compensation to me at the rates specified in the agreement named below. I agree that my obligation to execute such instruments shall continue after the expiration of my work with AT&T Company.

3.	THIS AGREEMENT DOES NOT APPLY TO ANY INNOVATION MADE IN THE STATE OF KANSAS FOR WHICH NO EQUIPMENT, SUPPLIES, FACILITIES OR TRADE SECRET INFORMATION OF AT&T COMPANY WAS USED AND WHICH WAS DEVELOPED ENTIRELEY ON MY OWN TIME, UNLESS THE INNOVATION IS OWNED BY AT&T UNDER ITS AGREEMENT(S) WITH SUPPLIER AND (1) THE INNOVATION RELATES TO THE BUSINESS OF THE AT&T COMPANY OR THE AT&T COMPANY’S ACTUAL OR DEMONSTRABLY ANTICIPATED RESEARCH OR DEVELOPMENT OR (2) THE INVENTION RESULTS FROM ANY WORK PERFORMED BY ME FOR AT&T COMPANY. THIS AGREEMENT DOES NOT APPLY TO AN INVENTION MADE IN CALIFORNIA WHICH QUALIFIES FULLY UNDER THE PROVISIONS OF CALIFORNIA LABOR CODE SECTION 2870. Section III, Paragraphs 1 and 2 do not apply to any Innovation which, under the provisions in the Agreement named below, is to be other than the sole and exclusive property of AT&T Company; the title provisions of said agreement apply to any such above Innovation.

IV.	Administrative Terms

1.	This Agreement shall be effective as of the date executed below, and shall remain in effect notwithstanding my termination of employment with Supplier or termination of my work at AT&T Company.

2.	In the event that any provision of this Agreement is held to be invalid or unenforceable, then such invalid or enforceable provisions shall be severed, and the remaining provisions shall remain in full force and effect to the fullest extent permitted by law.
I have read, understand and agree to abide by this Agreement.

By:	Date:
Print Name:	Social Security Number:
Address:
Agreement No. between Supplier and AT&T: Effective Date:
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
Appendix N — ***
     ***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
     ***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
     ***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
     ***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
     ***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
Appendix M — Change Control Process and Forms
Change Control Process
If either Party identifies the need for any change to the Specifications (“Change Control”) under this Agreement, including any Order, the Parties shall proceed in accordance with the Change Control Process set forth herein.
A.	If AT&T is the Party submitting the request, AT&T shall complete Form A and describe in reasonable detail the change it is proposing, and any effects on other Specifications or on the delivery schedule of which it is aware. Supplier shall strive to respond to such request as soon as reasonably practical, but no later than ***. Supplier’s response shall be provided by using Form B. Subsequent communication shall use Form A and Form B, as the case may be, until the Parties either agree upon the terms pursuant to which the proposed change will be made, or agree that the proposed change will not be made and agree to close the proposed Change Order. An agreement to proceed with the proposed change must be documented by using Form E.
B.	If Supplier is the Party submitting the request, Supplier shall complete Form C and describe in reasonable detail the change it is proposing, and the effects, if any, on other Specifications, schedule, and cost. AT&T shall strive to respond to such request as soon as reasonably practical, but no later than ***. AT&T’s response shall be provided by using Form D. Subsequent communication shall use Form C and Form D, as the case may be, until the Parties either agree upon the terms pursuant to which the proposed change will be made, or agree that the proposed change will not be made and agree to close the proposed Change Order. An agreement to proceed with the proposed change must be documented by using Form E.
C.	The rights and obligations of both Parties in connection with this Agreement, including any Order, shall not be changed, until a proposed Change Order is agreed to by executing Form E. Until both Parties have executed Form E, each Party shall continue to perform its obligations in accordance with the Agreement and the Order(s) placed under this Agreement.
D.	In the event Form E contains terms that are different than those set forth in this Agreement or the Order(s), the terms contained in Form E shall apply.
E.	The Change Control Log, included as Form F, shall be used by the Parties to track and monitor all proposed changes.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
FORM A
AT&T PROPOSED CHANGE ORDER
Change Order #: ___________
Date: _____________________               Affected Order(s): ____________
1.	Proposed Specification Changes — [Identify the Specification(s), including where the Specification(s) is described in the Order, and summarize in reasonable detail the proposed changes to such Specification(s).]

2.	Effective Date For Proposed Change:

Date: _______________

3.	Summarize Expected Or Possible Impact On Other Specifications Or Schedule

4.	Specify Any Key Assumptions, Acceptance Criteria, Additional Terms, Or Other Important Information

Direct all Inquiries to AT&T’s Project Manager:

Submitted by:

Telephone #:	Fax #:

Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
FORM B
Supplier REPLY TO AT&T PROPOSED CHANGE ORDER
Change Order #: ____________
Date: _____________________               Affected Order(s): ____________
1.	Proposed Specification Changes [Reiterate and summarize Supplier’s understanding of the proposed changes to the Specification(s)]

2.	Effective Date For Proposed Change [Indicate the date the change can be implemented.]

Date: _______________

3.	Summarize Expected Or Possible Impact On Other Specifications Or Schedule [Indicate the impact on other Specifications, schedule of delivery, and cost/budget, if any.]

4.	Specify Any Key Assumptions, Acceptance Criteria, Additional Terms, Or Other Important Information

Direct all Inquiries to Supplier’s Project Manager:

Submitted by:

Telephone #:	Fax #:

Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
FORM C
Supplier PROPOSED CHANGE ORDER
Change Order #: ____________
Date: _____________________               Affected Order(s): ____________
1.	Proposed Specification Changes — [Identify the proposed Specification(s) and describe in reasonable detail the proposed changes.]

2.	Effective Date For Proposed Change:

Date: _______________

3.	Summarize Expected Or Possible Impact On Other Specifications Or Schedule [Indicate the impact on other Specifications, schedule of delivery, and cost/budget, if any.]

4.	Specify Any Key Assumptions, Acceptance Criteria, Additional Terms, Or Other Important Information

Direct all Inquiries to Supplier’s Project Manager:

Submitted by:

Telephone #:	Fax #:

Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
FORM D
AT&T’S REPLY TO Supplier’s PROPOSED CHANGE ORDER
Change Order #: ___________
Date: _____________________               Affected Order(s): ____________
1.	Proposed Specification Changes [Reiterate and summarize AT&T’s understanding of the proposed changes to the Specification(s)]

2.	Effective Date For Proposed Change [Indicate the proposed effective date of the change.]

Date: __________

3.	Summarize Expected Or Possible Impact On Other Specifications Or Schedule [Indicate the impact on other Specifications, schedule of delivery, and cost/budget, if any AT&T expects may occur as a result of Supplier’s proposed change.]

4.	Specify Any Key Assumptions, Acceptance Criteria, Additional Terms, Or Other Important Information [Indicate on what basis AT&T would be willing to agree to Supplier’s proposed change order.]

Direct all Inquiries to AT&T’s Project Manager:

Submitted by:

Telephone #:	Fax #:

Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
FORM E
CHANGE CONTROL APPROVAL
Change Order #: ___________
Date: _____________________               Affected Order(s): ____________
1.	Agreed Upon Change To Specification(s): [Identify Specification that will be changed.]

2.	Date Scope Change Effective:[State the date the change will be effective.]

Date:___________

3.	Describe Scope Change, including any Specifications: [Describe the agreed upon change in full detail.]

4.	Revised price, payment schedule, delivery schedule, acceptance terms, if any, of the proposed change: [State any changes to the original delivery schedule, original price, and payment schedule.]

5.	Additional Terms and Conditions: [State any terms and conditions that apply to the proposed change.]
IN WITNESS WHEREOF, the Parties approve this Change Order No. ___ and incorporate it into Order No. ___. If the terms of this Change Order are inconsistent with the terms of Order No. ___or the Agreement, the terms of this Change Order shall control.

[Insert Supplier’s Name]		ATT SERVICES, INC.
By:		By:

	Printed Name:		Printed Name:

	Title:		Title:

	Date:		Date:

Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
FORM F
CHANGE CONTROL LOG

	Change	Priority	Description	Level of			Status
Change Order Number	Component	(High, Med., Low)	of Change	Effort	Comments	Status	Date

Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
Appendix O — Security Attachment (SISR)
AT&T Supplier Information Security Requirements V3.6 (July 2008)
The following AT&T Supplier Information Security Requirements (“Security Requirements”) apply to Supplier, its subcontractors, and each of their employees and/or temporary workers, contractors, vendors and/or agents who perform Services for, on behalf of, and/or through AT&T (for the purpose of this Appendix, each or all “Supplier”) that include any of the following:
1. Supplier’s performance of Services that involve the collection, storage, handling, or disposal of AT&T confidential Information;
2. Supplier-offered or -supported AT&T branded services using non-AT&T network and computing resources;
3. Connectivity to AT&T non-public networks and computing resources;
4. Custom software development or software implementation; or
5. Website hosting and development for AT&T and/or AT&T’s customers.
Supplier shall be fully compliant with these Security Requirements prior to the performance of any such Services.
Supplier represents and warrants that during the term of this Agreement and thereafter (as applicable with respect to Supplier’s obligations under the Survival of Obligations clause) Supplier is, and shall continue to be, in compliance with its obligations as set forth herein. In addition to all other remedies specified in the Agreement, Supplier agrees that AT&T shall be entitled to seek an injunction, specific performance or other equitable relief and be reimbursed the costs (including reasonable attorney’s fees) by Supplier to enforce the obligations in these Security Requirements, including those that survive Termination, Cancellation or expiration of this Agreement. The provisions of this Appendix shall not be deemed to, and shall not, limit any more stringent security or other obligations of the Agreement.
Definitions:
Unless otherwise set forth or expanded herein, defined terms shall have the same meaning as set forth in the main body of the Agreement.
“Information Resources” means any systems, applications, and network elements, and the information stored, transmitted, or processed with these resources in conjunction with supporting AT&T and/or used by Supplier in fulfillment of its obligations under this Agreement.
“Sensitive Personal Information” or “SPI” means any information that could be used to uniquely identify, locate, or contact a single person (or potentially be exploited to steal the identity of an individual, commit fraud or perpetuate other crimes). Examples of SPI include, but are not
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
limited to, social security numbers, national-, state- or province-issued identification number, drivers license numbers, dates of birth, bank account numbers, credit card numbers, and other credit related information, PINs, passwords, passcodes, password hint answers, Protected Health Information as defined by the Health Insurance Portability and Accountability Act (HIPAA), biometric data, digitized signatures, and background check details.
In accordance with the foregoing, Supplier shall:
***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
***
Connectivity Requirements
In the event Supplier has, or will be provided, connectivity (e.g., access to AT&T’s or its customers’ networks) in conjunction with this Agreement, then in addition to the foregoing, the following Security Requirements shall apply to Supplier:
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
     1. ***
     2. ***
     3. ***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001
Appendix Z — Vendor Expense Policy
1.0 General
The AT&T Vendor Expense Policy (VEP) provides guidelines to be followed by all vendors of AT&T in requesting reimbursement for business travel, meals and other business related expense. Expenses outside this policy are not reimbursable.
The following principles apply to requests for expense reimbursement:
When spending money that is to be reimbursed, vendors must ensure that an AT&T Company (“Company”) receives proper value in return.
The concept that a vendor and their employees are ‘entitled’ to certain types or amounts of expenditures while conducting business with the Company is erroneous. Personal expenditures reported for reimbursement should be billed exactly as they were incurred. The use of averages for any type expenditure or combination of expenditures is not permitted except as specifically provided or documented in a contract.
Every vendor and AT&T employee who certifies or approves the correctness of any voucher or bill should have reasonable knowledge the expense and amounts are proper and reasonable. In the absence of the adoption of such policy, or existing contractual agreements, these guidelines are considered the minimum requirements for requesting reimbursement of Company funds.
Receipts will be requested and reviewed for any unusual or out of the ordinary expenses or where the approver cannot make a reasonable determination of the propriety of the invoice without a receipt.
The origination of a given expenditure for business purposes is the responsibility of the vendor incurring the expense and the authorization of that expense is the responsibility of the appropriate level of AT&T management in accordance with the Schedule of Authorizations for Affiliates of AT&T Inc.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
1.1 Non-Reimbursable Expenses
The following is a list, although not all inclusive, of expenses considered not reimbursable:
•	Airline club membership fees, dues, or upgrade coupon

•	Meals not consistent with AT&T employee policy

•	Annual credit card fees

•	Barber/Hairstylist/Beautician Expenses

•	Car rental additional fees associated with high speed toll access programs

•	Car Washes

•	Entertainment expenses

•	Health Club and Fitness facilities

•	Hotel safe rental

•	Upgrades on airline, hotel, or car rental fees

•	Excessive tips, i.e., in excess of 15% to 18% of cost of meal or services, excluding tax

•	PC, cell phone, and other vendor support expenses (unless specifically authorized in the agreement)

•	Meals not directly required to do business on the AT&T account (e.g. vendors cannot voucher lunch with each other simply to talk about AT&T)

•	In-flight drinks or meals

•	Magazines & newspapers

•	Personal entertainment

•	Expenses associated with spouses or other travel companions

•	Office expenses of vendors

•	Surcharges for providing fast service (not related to delivery charges such as Fedex, UPS, etc.). AT&T expects all vendors to complete the terms of contracts in the shortest period practicable. Charges for shortening the timeframe in which contracts are fulfilled are not permissible.

•	Expenses to cover meals or expenses for an AT&T employee, whether in a home location or on official travel

•	Travel purchased with prepaid air passes.

•	Birthday cakes, lunches, balloons, and other personal celebration/recognition costs

•	Break-room supplies for the vendor, such as coffee, creamer, paper products, soft drinks, snack food

•	Water (bottled or dispensed by a vendor), (unless authorized for specific countries where it is recommended that bottled water is used)

•	Clothing, personal care, and toiletries

•	Laundry (except when overnight travel is required for 7 or more consecutive nights)

•	Flight or rental car insurance

•	Flowers, cards and gifts

•	Hotel pay-per-view movies, Video Games and/or mini bar items
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
•	High speed internet access in hotels (added to 3.5)

•	Lost luggage

•	Traffic or Parking Fines

•	Tobacco Products

•	Medical supplies

•	Membership fees to exercise facilities or social/country clubs

•	Movies purchased while on an airplane

•	Phone usage on airline unless AT&T business emergency
The failure to comply with the above mentioned restrictions will result in the Company refusing payment of charges or pursuing restitution from the vendor.
2.0 Responsibilities
     2.1 Vendor’s Responsibility
AT&T’s sponsoring managers will ensure that vendors have been covered on this policy prior to incurring any expenditure. Vendors and their sponsoring AT&T managers are responsible for clarifying any questions or uncertainties they may have relative to reimbursable business expenses.
It is mandatory that financial transactions are recorded in a timely manner. Out-of-pocket business expense(s) for vendors that are not submitted for reimbursement within 90 calendar days from the date incurred are considered non-reimbursable. Company managers who are responsible for approving reimbursable expenses of vendors should ensure they are submitted and approved in a timely manner.
3.0 Travel Policy
Vendors must first consider the feasibility of using videoconferencing or teleconferencing as an alternative to travel. Travel that is to be reimbursed by AT&T should be incurred only as necessary and pre-approved by AT&T (unless otherwise authorized in the agreement).
AT&T reserves the right to dispute any expense submittal and if not verifiable as valid may reject reimbursement. Reimbursements will be made to vendor only after expenses are verified as valid.
     3.1 Travel Authorization
Travel requiring overnight stays must be pre-approved by the sponsoring AT&T Senior Manager (5th Level or above) and should be approved only if it is necessary for the vendor to travel to perform required work.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
     3.2 Travel Reservations
Vendors are expected to procure the most cost efficient travel arrangements, preferably equivalent to the AT&T discount rate. AT&T does not reimburse for travel purchased with prepaid air passes.
     3.3 Travel Expense Reimbursement
Vendor travel expenses incurred for company business are reimbursable only as specified in these guidelines. Travel expenses may include the following:
•	Transportation (airfare or other commercial transportation, car rental, personal auto mileage, taxi and shuttle service)

•	Meals and lodging

•	Parking and tolls

•	Tips/porter service (if necessary and reasonable)

•	Vendors who stay with friends or relatives or other vendor employees while on a Company business trip will NOT be reimbursed for lodging, nor will they be reimbursed for expenditures made to reciprocate their hospitality by buying groceries, being host at a restaurant, etc.
The expense must be ordinary and necessary, not lavish or extravagant, in the judgment of the AT&T sponsoring management. Any reimbursement request must be for actual expenditures only.
     3.4 Air Travel Arrangements
Vendors must select lowest logical airfare (fares available in the market at the time of booking, preferably well in advance of trip to attain lowest possible airfare). Vendors shall book coach class fares for all travel at all times. First class bookings are not reimbursable. Vendors can request business class when a single segment of flight time (“in air time” excluding stops, layovers and ground time) is greater than 8 hours providing the relevant manager pre-approves.
     3.5 Hotel Arrangements
AT&T has established Market-Based Room Rate Guidelines for vendors to reference when making hotel reservations in the United States (see Addendum A). U.S. vendors traveling outside the U.S. should reference the GSA, Government Per Diem as a guide: http://aoprals.state.gov/web920/per_diem.asp. Non-US vendors may use these dollar per diems as a guide, but any locally specified per diems will take precedence. Vendors are expected to abide by these guidelines when making hotel arrangements or use specified AT&T preferred hotels/maximum location rates or reasonably priced hotels outside of the U.S... The AT&T supplier manager can advise which hotel/max rate to use if there is a hotel in the location concerned. AT&T will only reimburse vendors up to the established room rate guideline/AT&T preferred hotel rate in each market, or for actual hotel lodging charges incurred, whichever is less.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
There must be a strong business justification for incurring any cost for internet access, and a request for reimbursement must be accompanied by a detailed explanation regarding reason for charge.
Note: Vendors must indicate the number of room nights on the transaction line when invoicing for reimbursement of hotel expenses. Copies of all hotel bills must be made available for any invoice containing lodging charges.
     3.6 Ground Transportation
While away from their home location overnight, vendors are expected to utilize rapid transit or local shuttle service. If the hotel provides a complimentary shuttle, vendors are to use this service before paying for transportation. If complimentary service is not provided a taxi or other local transportation is reimbursable as a business expense. Tips provided to taxi drivers cannot exceed 15% of the value of the total fare
A rental car is appropriate when the anticipated business cost is less than that of other available public transportation. Except to the extent necessary to accommodate several travelers and/or luggage requirements, vendors will not be reimbursed for automobile rentals other than economy or mid-sized/intermediate models.
“Loss Damage Waiver” and “Extended Liability Coverage” are not considered reimbursable in the US. Prepaid fuel or refueling charges at the time of return are not reimbursable.
Rental cars should be refueled before returning to the rental company, since gas purchased through the rental company carries an expensive refueling service charge.
     3.7 Use of Personal Vehicle
When use of personal vehicle is required, the current locally approved mileage rate for miles driven for the business portion of the trip should be the maximum used to determine the amount to be reimbursed.
     3.8 Parking
If airport parking is necessary, vendors must use long term parking facilities. Additional costs for short term, valet or covered parking are not reimbursable.
     3.9 Entertainment
Entertainment expense is not reimbursable to vendors. Entertainment includes meal expense involving AT&T personnel, golf fees, tickets to events and related incidental expenses. Hotel charges for a pay-per-view movie, individual sightseeing tours, or other individual activities (i.e., golf, sporting event, movie, etc.) are not reimbursable.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
     3.10 Laundry and Cleaning
Reasonable laundry charges during business trips of seven or more consecutive nights are reimbursable based on actual expenses incurred.
     3.11 Communications
•	The actual cost of landline telephone calls for AT&T business is reimbursable. The use of AT&T products is required when available.

•	AT&T will not reimburse vendors for cell phone bills unless approved under the contract. With prior consent of the sponsoring AT&T Senior Manager, only individual calls that exceed a vendor’s rate plan that are necessary to conduct business for AT&T may be reimbursed.

•	Charges for high speed internet access are not reimbursable unless specifically approved in the contract.
     3.12 Business Meals (Travel and Non-Travel)
Vendors are expected to find reasonably priced dining alternatives. As a general rule, vendors are expected to spend USD $42.00 or less per day (or local currency equivalent) inclusive of tax and gratuity or to abide by the legally specified per diem applicable in the Vendor’s country. This includes all meals, beverages and refreshments purchased during the day. Requests for reimbursement should break out the amount for meals and list the related number of travel days. If breakfast is offered as part of the hotel accommodation rate, no additional reimbursement will be permitted for breakfast. Vendors may not submit expenses to cover meals or expenses for an AT&T employee, whether in a home location or on official travel.
AT&T managers authorizing invoices will be held accountable for ensuring that vendors are following this policy and are spending Company funds economically.
     3.13 Flowers, Greeting Cards, Gifts and Incentive Awards
The cost of gifts, flowers, birthday lunches, or greeting cards is considered a personal expense and is not reimbursable. For example, vendors making a donation or providing a gift for a fund-raiser for AT&T may not submit such an expense to AT&T for reimbursement.
     3.14 Loss or Damage to Personal Property
The Company assumes no responsibility for loss or damage to a vendor’s personal property during business functions or hours.
     3.15 Publications
Subscriptions to or purchases of magazines, newspapers and other publications are not reimbursable.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested

SG021306.A.001
Addendum A — AT&T U.S. 2008 Hotel Room Rate Only Guidelines
This Chart applies to the U.S. locations. For Travel outside of the U.S., travelers should exercise prudent judgment and select reasonably priced hotels, based on local market conditions. Employees traveling out-side the U.S. should reference the GSA, Government Per Diems as a guide http://aoprals.state.gov/web920/per_diem.asp U.S. Cities not listed on this Hotel Room Rate Only Guideline Matrix, default to $110.00 nightly rate. On occasion an AT&T Preferred Property may exceed the rate guideline for a particular city, but has been added due to tight supply within the market. However, an alternate Preferred Property within the guideline will be offered and should be accepted when available.

		2008			2008			2008			2008
City	St	Guideline	City	St	Guideline	City	St	Guideline	City	St	Guideline
Anchorage	AK	***	Rocky Hill	CT	***	Shawnee	KS	$120	Short Hills	NJ	***
Fairbanks	AK	***	Stamford	CT	***	Wichita	KS	$90	Somerset	NJ	***
Glennallen	AK	***	Wallingford	CT	***	Elizabeth	KY	$90	Teaneck	NJ	***
Ketchikan	AK	***	Washington	DC	***	Hopkinsville	KY	$90	Tinton Falls	NJ	***
Kodiak	AK	***	Wilmington	DE	***	Louisville	KY	$135	Warren	NJ	***
Birmingham	AL	***	Boynton Beach	FL	***	Covington	LA	$90	Whippany	NJ	***
Huntsville	AL	***	Fort Lauderdale	FL	***	Metairie	LA	$140	Woodcliff Lake	NJ	***
Montgomery	AL	***	Gainsville	FL	***	New Orleans	LA	$140	Las Vegas	NV	***
Fayetteville	AR	***	Jacksonville	FL	***	Shreveport	LA	$95	Reno	NV	***
Little Rock	AR	***	Lake City	FL	***	Boston	MA	$300	Albany	NY	***
VanBuren	AR	***	Lake Mary	FL	***	Cambridge	MA	$279	Fishkill	NY	***
Chandler	AZ	***	Lakeland	FL	***	Dedham	MA	$155	Jamaica	NY	***
Mesa	AZ	***	Maitland	FL	***	Lowell	MA	$120	New York	NY	***
Phoenix	AZ	***	Miami	FL	***	Marlborough	MA	$175	Plainview	NY	***
Scottsdale	AZ	***	Miami Beach	FL	***	Stoughton	MA	$160	Rochester	NY	***
Tempe	AZ	***	Orlando	FL	***	Annapolis	MD	$155	Rockville Center	NY	***
Tucson	AZ	***	Orange Pk	FL	***	Greenbelt	MD	$176	Vestal	NY	***
Anaheim	CA	***	Palm Beach	FL	***	Clinton	MI	$90	White Plains	NY	***
Buena Park	CA	***	Plantation	FL	***	ComstockPark	MI	$90	Woodbury	NY	***
Burbank	CA	***	Saint Augustine	FL	***	Detroit	MI	$120	Tarrytown	NY	***
Burlingame	CA	***	Spring Hill	FL	***	Lansing	MI	$120	Centerville	OH	***
Cerritos	CA	***	Sunrise	FL	***	Livonia	MI	$90	Chillicothe	OH	***
Chico	CA	***	Tallahassee	FL	***	Marquette	MI	$90	Cleveland	OH	***
City of Industry	CA	***	Tamarac	FL	***	Saginaw	MI	$90	Columbus	OH	***
Coronado	CA	***	Tampa	FL	***	Southfield	MI	$140	Dayton	OH	***
Costa Mesa	CA	***	West Palm Beach	FL	***	Bloomington	MN	$135	Dublin	OH	***
Cupertino	CA	***	Albany	GA	***	Deluth	MN	$90	Grove City	OH	***
Dublin	CA	***	Alpharetta	GA	***	Minneapolis	MN	$135	Miamisburg	OH	***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001

		2008			2008			2008			2008
City	St	Guideline	City	St	Guideline	City	St	Guideline	City	St	Guideline
Emeryville	CA	***	Atlanta	GA	***	Branson	MO	***	North Olmsted	OH	***
Eureka	CA	***	Brunswick	GA	***	Bridgeton	MO	***	Reynoldsburg	OH	***
Fresno	CA	***	Buckhead	GA	***	Creve Coeur	MO	***	Richfield	OH	***
Glendale	CA	***	Carrollton	GA	***	Jefferson City	MO	***	Youngstown	OH	***
Hayward	CA	***	Columbus	GA	***	Joplin	MO	***	Oklahoma City	OK	***
Hollywood	CA	***	Conyers	GA	***	Kansas City	MO	***	Tulsa	OK	***
Irvine	CA	***	Griffin	GA	***	Lees Summit	MO	***	Portland	OR	***
La Jolla	CA	***	Newnan	GA	***	Saint Louis	MO	***	Tigard	OR	***
La Mirada	CA	***	Savannah	GA	***	Springfield	MO	***	Audubon	PA	***
Long Beach	CA	***	Valdosta	GA	***	Clinton	MS	***	Essington	PA	***
Los Angeles	CA	***	Waycross	GA	***	Jackson	MS	***	Harrisburg	PA	***
Milpitas	CA	***	Woodstock	GA	***	Tupelo	MS	***	King of Prussia	PA	***
Modesto	CA	***	Honolulu	HI	***	Asheville	NC	***	Philadelphia	PA	***
Montebello	CA	***	Kailua Kona	HI	***	Burlington	NC	***	Pittsburgh	PA	***
Ontario	CA	***	Clive	IA	***	Carolina Beach	NC	***	Wayne	PA	***
Orange	CA	***	Desmoines	IA	***	Charlotte	NC	***	Charleston	SC	***
Pasadena	CA	***	Johnston	IA	***	Durham	NC	***	Florence	SC	***
Pleasanton	CA	***	Urbandale	IA	***	Fayetteville	NC	***	Dakota Dunes	SD	***
Rancho Cordova	CA	***	Alsip	IL	***	Gastonia	NC	***	Knoxville	TN	***
Red Bluff	CA	***	Arlington Heights	IL	***	Goldsboro	NC	***	Memphis	TN	***
Riverside	CA	***	Bourbonnais	IL	***	Jacksonville	NC	***	Nashville	TN	***
Rocklin	CA	***	Champaign	IL	***	Laurinburg	NC	***	Arlington	TX	***
Sacramento	CA	***	Chicago	IL	***	Triangle Park	NC	***	Austin	TX	***
San Diego	CA	***	Collinsville	IL	***	Omaha	NE	***	Corpus Christi	TX	***
San Francisco	CA	***	Crystal Lake	IL	***	Basking Ridge	NJ	***	Dallas	TX	***
San Gabriel	CA	***	Gurnee	IL	***	Bernardsville	NJ	***	El Paso	TX	***
San Jose	CA	***	Hoffman Estates	IL	***	Bridgewater	NJ	***	Frisco	TX	***
San Leandro	CA	***	Joliet	IL	***	Cranbury	NJ	***	Houston	TX	***
San Luis Obispo	CA	***	Libertyville/Vernon H	IL	***	Eatontown	NJ	***	Lubbock	TX	***
San Mateo	CA	***	Lisle/Naperville	IL	***	Edison	NJ	***	Mcallen	TX	***
San Ramon	CA	***	Matteson	IL	***	Elizabeth	NJ	***	Plano	TX	***
Santa Ana	CA	***	Oakbrook/ Downers G	IL	***	Fair Lawn	NJ	***	Richardson	TX	***
Santa Monica	CA	***	Ofallon	IL	***	Florham Park	NJ	***	San Antonio	TX	***
Temecula	CA	***	Orland Park	IL	***	Iselin	NJ	***	The Woodlands	TX	***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SG021306.A.001

		2008			2008			2008			2008
City	St	Guideline	City	St	Guideline	City	St	Guideline	City	St	Guideline
Torrance	CA	***	Peoria	IL	***	Mahwah	NJ	$200	Salt Lake City	UT	***
Universal City	CA	***	Schaumburg	IL	***	Morristown	NJ	$176	Arlington	VA	***
Walnut Creek	CA	***	Willowbrook	IL	***	Mt. Laurel	NJ	$135	Chantilly	VA	***
West Sacramento	CA	***	Carmel	IN	***	Paramus	NJ	$165	Chester	VA	***
Colorado Springs	CO	***	Columbus	IN	***	Parsippany	NJ	$200	Fairfax	VA	***
Denver	CO	***	Elkhart	IN	***	Piscataway	NJ	$155	Falls Church	VA	***
Englewood	CO	***	Evansville	IN	***	Princeton	NJ	$135	Glen Allen	VA	***
Greenwood Village	CO	***	Indianaplis	IN	***	Red Bank	NJ	$140	Herndon	VA	***
Pueblo	CO	***	South Bend	IN	***	Saddle Brook	NJ	$165	Norfolk	VA	***
New Haven	CT	***			***	Saddle River	NJ	$200	Richmond	VA	***
Sandston	VA	***	Bothell	WA	***	Tacoma	WA	$250	Oak Creek	WI	***
Sterling	VA	***	Kirkland	WA	***	Tukwila	WA	$210	Racine	WI	***
Tysons Corner	VA	***	Lynnwood	WA	***	Woodinville	WA	$180	Charleston	WV	***
Vienna	VA	***	Redmond	WA	***	Appleton	WI	$90	Seattle	WA	***
Bellevue	WA	***	Madison	WI	***	Brookfield	WI	$120	Spokane	WA	***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.
Confidential Treatment Requested
CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.